SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 18, 2009
                        (Date of earliest event reported)


                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                         0-20660                        11-2895590
    ---------                        -------                        ----------
 (State or other                   (Commission                    (IRS Employer
 jurisdiction of                   File Number)                   Identification
 incorporation)                                                       Number)


     80 Orville Drive, Bohemia, NY                                11716
     -----------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (631) 873-2900
                                                           --------------


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     (c) On March 18, 2009, Matthew E. Oakes was appointed President of the Company. Mr. Oakes has been employed by the Company since 2002 and previously served as the Company's Executive Vice President and Chief Operating Officer since August 16, 2006, and prior to that as Executive Vice President Client Services, and a Director of Business Operations, Quality Assurance, Contracts and Administration.



                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        DIRECT INSITE CORP.

                                        By:    /s/ Michael J. Beecher
                                            ------------------------------------
                                                   Michael J. Beecher
                                                   Chief Financial Officer



Dated:   March 25, 2009